                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

         Date of Report (Date of earliest event reported): April 2, 2003

                                 HYBRIDON, INC.
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             (Exact name of Registrant as Specified in its Charter)


           Delaware                     0-027352                       04-3072298
           --------                     --------                       ----------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
      of Incorporation)


   345 Vassar Street, Cambridge, Massachusetts                        02139
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    (Address of Principal Executive Offices)                        Zip Code)


Registrant's telephone number, including area code: (617) 679-5500



                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)   EXHIBITS

99.1 Press Release issued April 2, 2003 entitled " Hybridon, Inc. Announces Financial Results for 2002"

ITEM 9. REGULATION FD DISCLOSURE

      On April 2, 2003, Hybridon, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's financial results for the year ended December 31, 2002.

      The full text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

      This Form 8-K and the Press Release are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2003                        HYBRIDON, INC.



                                            /s/ Robert G. Andersen
                                            ----------------------------
                                            Robert G. Andersen
                                            Chief Financial Officer and Vice
                                            President of Operations


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